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                                                                 EXHIBIT 99.2



                      STATEMENT OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 11-K of Enesco Group, Inc. (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas F. Bradley, the Chief Financial Officer and Treasurer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition of the Company's Retirement Plan.


July 14, 2003                      By:  /s/ Thomas F. Bradley

                                        ------------------------------
                                        Chief Financial Officer and Treasurer